EXHIBIT 10.6

SECOND AMENDMENT TO PROMISSORY NOTE

dated as of March 6, 2006

Reference is made to that certain promissory note dated January 28, 2005 (the “Note”), as amended, between CenterStaging Musical Productions, Inc., a California corporation, (the “Borrower”) and Charles Lico, a natural person, (the “Lender”). All terms defined in the Note shall have the same meaning in this Second Amendment, except as otherwise provided herein.

NOW, THEREFORE, Borrower and Lender hereby agree to amend the Note as follows:

1.           The Maturity Date of the Loan is hereby revised ab initio to April 30, 2006. Furthermore, the Lender agrees that the Borrower is not, and shall not be deemed to be, in default with respect to the original Maturity Date of the Loan set forth in the Note and the Lender hereby waives any right to accelerate (i.e., demand immediate payment of) the Loan or any remedies in respect thereof.

2.           Except as expressly modified herein, the Note is hereby ratified and shall remain in full force and effect.

3.           This Second Amendment may be executed via facsimile and such facsimile shall be deemed an original hereof.

If Lender agrees with the foregoing, please execute this Second Amendment in the space below.

/s/ Howard Livingston

Howard Livingston
CFO CenterStaging Musical Productions, Inc.

/s/ Charles Lico

Charles Lico, an individual

THIRD AMENDMENT TO PROMISSORY NOTE

dated as of April 28, 2006

Reference is made to that certain promissory note dated January 28, 2005 (the “Note”), as amended, between CenterStaging Musical Productions, Inc., a California corporation, (the “Borrower”) and Charles Lico, a natural person, (the “Lender”). All terms defined in the Note shall have the same meaning in this Third Amendment, except as otherwise provided herein.

NOW, THEREFORE, Borrower and Lender hereby agree to amend the Note as follows:

1.    The Maturity Date of the Loan is hereby revised ab initio to June 30, 2006. Furthermore, the Lender agrees that the Borrower is not, and shall not be deemed to be, in default with respect to the original Maturity Date of the Loan set forth in the Note and the Lender hereby waives any right to accelerate (i.e., demand immediate payment of) the Loan or any remedies in respect thereof.

2.    Except as expressly modified herein, the Note is hereby ratified and shall remain in full force and effect.

3.    This Third Amendment may be executed via facsimile and such facsimile shall be deemed an original hereof.

If Lender agrees with the foregoing, please execute this Third Amendment in the space below.

/s/ Howard Livingston

Howard Livingston
CFO CenterStaging Musical Productions, Inc.

/s/ Charles Lico

Charles Lico, an individual